                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 31, 1997



                        BURNHAM PACIFIC PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)


                                   California
                 (State or other jurisdiction of incorporation)


        1-9524                                             33-0204162
(Commission File Number)                       (IRS Employer Identification No.)


610 West Ash Street, San Diego, California                    92101
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (619) 652-4700


         --------------------------------------------------------------
         (former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


(A)  Downey Portfolio Acquisition

On January 31, 1997, the Company purchased a portfolio of four retail shopping centers (the "Downey Portfolio") from partnerships controlled by an affiliate of Downey Savings and Loan, which are unrelated to the Company. The Company's acquisition cost was approximately $52,100,000. The portfolio consists of the following four centers:

                                                   Company Owned
Center Name                   Location             Square Footage
-----------                   --------             --------------
Valley Central                Lancaster, CA            480,092
Cameron Park                  Cameron Park, CA          97,434
Ontario Village               Ontario, CA               39,954
West Lancaster - Phase III    Lancaster, CA             29,318

The acquisition of the portfolio was financed by the assumption of a $3,693,000 mortgage loan from Sun Life of Canada, bearing interest at 9.75%, due in July 1998, secured by Ontario Village; a new $25,400,000, 7.98%, 7-year mortgage loan from Nomura Asset Capital Corporation ("Nomura"), secured by Valley Central; with the balance coming from borrowings under the Company's credit facility from Nomura (the "Credit Facility") which secured portion of such Credit Facility bears interest at LIBOR (London Inter-Bank Offer Rate) plus 1.65% and which unsecured portion of such Credit Facility bears interest at LIBOR plus 1.75%.

The issuer of the $25,400,000 mortgage note secured by Valley Central is a bankruptcy remote special purpose partnership in which the Company has substantially all economic benefits.

The only property included within the Downey Portfolio whose acquisition price exceeded 10% of the Company's assets at December 31, 1996 or whose 1996 revenues exceeded 10% of the Company's 1996 revenues was Valley Central. The portion of the acquisition price allocated to Valley Central was $39,577,000, and Valley Central's 1996 revenues were approximately $5,457,000. Financial information herein relating specifically to Valley Central is derived from information provided by the former owner.

At December 31, 1996, annual base rents at Valley Central ranged from $5.80 to $52.05 per square foot. At December 31, 1996, two tenants, WalMart and HomeBase each occupied more than 10% of the gross leasable area ("GLA"), 117,645 square feet and 113,789 square feet, respectively. The WalMart lease at December 31, 1996, provides for base annual rents of $811,751, expires in 2010 and contains four 5 year renewal options. The HomeBase lease at December 31, 1996, provides for base annual rents of $660,443, expires in 2008 and contains four 5 year renewal options. The 1996 property tax rate at Valley Central was approximately 1.08%, resulting in aggregate property tax of $509,462, substantially all of which is reimbursed by tenants under their leases. Management believes the property is adequately insured.

During the period from 1992 to 1996 Valley Central experienced the following average rental rate per square foot and occupancy percentage:

  As of the Year-Ended    Rental Rate Per Square Foot       Occupancy %
  --------------------    ---------------------------       -----------
           1992                       $8.62                      97%
           1993                        8.79                      98
           1994                        9.10                      97
           1995                        9.01                      96
           1996                        9.44                      98

The following tabulation shows the expiration schedule of leases as of December 31, 1996.

                 Total Number       Approximate
   Leases             of           Gross Leasable          Annualized Base Rent(1)
Expiring In    Leases Expiring    Area Square Feet                      Percent of Total
-----------    ---------------    ----------------    --------------    ----------------
    1997               4               23,378           $   317,695              7%
    1998               3                5,958                99,741              2
    1999               3                8,960               139,032              3
    2000               6               37,474               550,544             12
    2001               4               42,766               383,150              8
    2002               0                    0                     0              0
    2003               4               34,990               432,870             10
    2004               0                    0                     0              0
    2005               0                    0                     0              0
    2006               0                    0                     0              0
    2007+              7              316,236             2,604,609             58

(1) Annualized Base Rent is computed by multiplying the monthly base rent in effect at December 31, 1996 by 12.

(B) BRE Portfolio Acquisition

On April 4, 1997, the Company purchased a portfolio of three retail shopping centers from BRE Properties, Inc., (the "BRE Portfolio") an apartment real estate investment trust, which is unrelated to the Company. The Company's acquisition cost was $69,800,000. The portfolio consists of the following three centers:

                                                       Company Owned
Center Name                   Location                Square Footage
-----------                   --------                --------------
Fremont Hub                   Fremont, CA                 492,263
Central Shopping Center       Ventura, CA                  62,314
Santa Fe Springs Plaza        Santa Fe Springs, CA        164,730

In order to facilitate the closing of this acquisition, the Company obtained a temporary increase in its Credit Facility with Nomura of $70,000,000 (the "Bridge Financing"). Of the total amount, $42,000,000 is secured by mortgages on the three properties so acquired and $28,000,000 is unsecured. The secured and unsecured portion of the Bridge Financing bear interest at LIBOR plus 1.65% and LIBOR plus 2.50%, respectively. The Bridge Financing will mature sixty days from the date of funding and such maturity may be extended for ninety additional days. The loan is expected to be repaid from proceeds from the issuance of Common Stock of the Company.

The only property included within the BRE Portfolio whose acquisition price exceeded 10% of the Company's assets at December 31, 1996 or whose 1996 revenues exceeded 10% of the Company's 1996 revenues was Fremont Hub. The portion of the acquisition price allocated to Fremont Hub was $47,000,000, and Fremont Hub's 1996 revenues were approximately $6,978,000. Financial information herein relating specifically to Fremont Hub is derived from information provided by the former owner.

At December 31, 1996, annual base rents at Fremont Hub ranged from $1.88 to $53.22 per square foot. At December 31, 1996, two tenants, Home Express and Safeway each occupied more than 10% of the GLA, 50,000 square feet and 48,858 square feet, respectively. The Home Express lease at December 31, 1996, provides for base annual rents of $350,000, expires in 2002 and contains one 5 year renewal option. The Safeway lease at December 31, 1996, provides for base annual rents of $96,006, expires in 2004 and contains four 5 year renewal options. The 1996 property tax rate at Fremont Hub was approximately 1.07%, resulting in aggregate property tax of $431,815, substantially all of which is reimbursed by tenants under their leases. Management believes the property is adequately insured.

During the period from 1992 to 1996 Fremont Hub experienced the following average rental rate per square foot and occupancy percentage:

   As of the Year-Ended      Rental Rate Per Square Foot    Occupancy %
   --------------------      ---------------------------    -----------
           1992 (July 31)            $10.36                     91%
           1993                       10.69                     89
           1994                       10.87                     95
           1995                       10.92                     95
           1996                       11.43                     91

The following tabulation shows the expiration schedule of leases as of December 31, 1996.

                 Total Number        Approximate
   Leases             of           Gross Leasable            Annualized Base Rent(1)
Expiring In    Leases Expiring    Area Square Feet                      Percent of Total
-----------    ---------------    ----------------    --------------    ----------------
    1997              24              102,352           $1,035,931             20%
    1998               7               16,701              221,286              4
    1999               9               19,350              376,084              8
    2000               7               59,178              646,724             13
    2001               6               42,505              569,734             11
    2002               5               10,113              201,775              4
    2003               6               38,983              297,372              6
    2004               4               81,297              475,971              9
    2005               3                3,124               95,385              2
    2006               2               10,929              153,963              3
    2007+              5               63,995            1,005,979             20

(1) Annualized Base Rent is computed by multiplying the monthly base rent in effect at December 31, 1996 by 12.

Audited financial information concerning the Downey and BRE Portfolios and certain unaudited and pro forma financial information relating to these acquisitions are contained in this report. (See Item 7)

ITEM 5. OTHER EVENTS

(A) Foothill Plaza Acquisition

On February 28, 1997, the Company purchased Foothill Plaza in Los Altos, California, a 52,315 square foot drugstore anchored community shopping center from an unrelated seller. The Company's acquisition cost was approximately $6,202,000 and was funded from borrowings under the Company's Credit Facility.

(B) Crenshaw Imperial Acquisition

On April 3, 1997, the Company purchased Crenshaw Imperial Plaza in Inglewood, California, a 151,151 square foot supermarket and drug store anchored community shopping center from an unrelated seller. The Company's acquisition cost was approximately $9,080,000.

The acquisition was financed by the assumption of an approximately $5,287,000 mortgage loan from Boatmen's National Mortgage Company, bearing interest at 8.8%, maturing in 2020, with the remainder financed with borrowings under the Company's Credit Facility.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

Attachment (I) - The Downey Portfolio Combined Statements of Revenue and Direct Operating Expenses for the years ended December 31, 1996, 1995 and 1994 and related notes and Independent Auditors' Report, filed in accordance with Rule 3.14(a)(1) of Regulation S-X.

Attachment (II) - Statement of Estimated Taxable Operating Results of The Downey Portfolio and Estimated Cash to be Made Available by Operations of The Downey Portfolio for a Twelve-Month Period (unaudited), filed in accordance with Rule 3.14(a)(2) of Regulation S-X.

Attachment (III) - The BRE Portfolio Combined Statements of Gross Income and Direct Operating Expenses for the years ended December 31, 1996, 1995 and 1994 and related notes and Independent Auditors' Report, filed in accordance with Rule 3.14(a)(1) of Regulation S-X.

Attachment (IV) - Statement of Estimated Taxable Operating Results of The BRE Portfolio and Estimated Cash to be Made Available by Operations of The BRE Portfolio for a Twelve-Month Period (unaudited), filed in accordance with Rule 3.14(a)(2) of Regulation S-X.

(b) Pro Forma Financial Information

Attachment (V) - Burnham Pacific Properties, Inc. Pro Forma Consolidated Balance Sheet as of December 31, 1996, Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996 and notes thereto, filed in accordance with Article 11 of Regulation S-X.


(c) Exhibits

      10.1 Agreement for Sale of Partnership Interests dated September 30, 1996, by and between DSL Service Company and Downey Savings and Loan Association, F.A., as Seller, and the Company, as Buyer, with respect to The Downey Portfolio

      10.2 Nomura Asset Corporation Loan Agreement dated January 30, 1997 for $25,400,000 secured by Valley Central Shopping Center

      10.3 Purchase and Sale Agreement dated March 26, 1997, by and between the Company, as Buyer, and BRE Properties, Inc., as Seller, with respect to The BRE Portfolio

      10.4 First Amendment to Revolving Loan Agreement dated April 3, 1997, between the Company, as Borrower, and Nomura Capital Corporation, as Lender, (the "Bridge Financing")

      23.1  Consent of KPMG Peat Marwick LLP

      23.2  Consent of Ernst & Young LLP



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BURNHAM PACIFIC PROPERTIES, INC.

Date: April 15, 1997                    By:  //Daniel B. Platt//
      ---------------------                 ------------------------------------
                                        Daniel B. Platt, Chief Financial Officer

                                                                    ATTACHMENT I


















                              THE DOWNEY PORTFOLIO

                         Combined Statements of Revenue
                          and Direct Operating Expenses

                  Years ended December 31, 1996, 1995 and 1994

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders
Burnham Pacific Properties, Inc.:


We have audited the accompanying combined statements of revenue and direct operating expenses of The Downey Portfolio (Downey), as described in note 1, for each of the years in the three-year period ended December 31, 1996. These combined statements are the responsibility of Downey's management. Our responsibility is to express an opinion on these combined statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. They exclude certain material revenue and expenses, described in note 1, and are not intended to be a complete presentation of The Downey Portfolio's combined revenue and expenses.

In our opinion, such combined statements present fairly, in all material respects, the combined revenue and direct operating expenses, as described in note 1, of The Downey Portfolio for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.




//KPMG Peat Marwick LLP//
San Diego, California
January 31, 1997

                              THE DOWNEY PORTFOLIO

          Combined Statements of Revenue and Direct Operating Expenses

                  Years ended December 31, 1996, 1995 and 1994




                                                 1996            1995            1994
                                              ----------       ---------       ---------
Revenue:
  Rental revenue                              $5,661,286       5,513,293       5,891,649
  Expense reimbursements                       1,203,198       1,298,079       1,332,068
  Other operating revenue                         89,220          59,872          35,106
                                              ----------       ---------       ---------
        Total revenue                          6,953,704       6,871,244       7,258,823
                                              ----------       ---------       ---------
Direct operating expenses:
  Property taxes                                 657,134         609,579         656,815
  Interest (note 4)                              363,669         369,069         372,301
  General maintenance and repair                 231,397         212,394         192,245
  Management fees paid to affiliate              226,673         213,809         214,978
   (note 5)
  Landscaping                                    138,374         117,091          71,871
  Utilities                                      112,827         131,834         136,156
  Insurance                                      105,507         119,801         138,691
  Parking lot maintenance                         92,268         101,214         166,678
  Security                                        49,663          42,308          30,585
  Miscellaneous                                   23,233          10,610          57,423
  Legal                                            9,254          38,903          57,220
                                              ----------       ---------       ---------
        Total direct operating expenses        2,009,999       1,966,612       2,094,963

                                              ----------       ---------       ---------
        Excess of revenue over
         direct operating expenses            $4,943,705       4,904,632       5,163,860
                                              ==========       =========       =========

See accompanying notes to combined statements of revenue and direct operating expenses.

                              THE DOWNEY PORTFOLIO

      Notes to Combined Statements of Revenue and Direct Operating Expenses

                        December 31, 1996, 1995 and 1994




(1)  BASIS OF PRESENTATION

     The accompanying combined statements of revenue and direct operating expenses relate to the operations of The Downey Portfolio (Downey) and have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The Downey Portfolio consists of the following retail properties:

             NAME                LOCATION
     ---------------------    ----------------
     Valley Central           Lancaster, CA
     West Lancaster           Lancaster, CA
     Ontario Village Plaza    Ontario, CA
     Cameron Park             Cameron Park, CA

     The Downey Portfolio was purchased by an affiliate of Burnham Pacific Properties, Inc. (Burnham) on January 31, 1997.

     Certain revenue, costs and expenses that are dependent on the particular owner and carrying value of the properties have been excluded from the accompanying combined statements. The excluded revenue consists of nonoperating revenue related to the entity owning the property and not the operations of the property. The excluded expenses consist of depreciation and amortization of improvements and other nonoperating expenses related to the entity owning the property and not the operations of the property. Interest expense related to the debt assumed by Burnham has been adjusted to reflect a principal paydown that occurred in conjunction with the purchase transaction, referred to above, as if it occurred on January 1, 1994 and has been included in the accompanying statements. Interest expense related to debt not assumed by Burnham has been excluded from the statements. Consequently, the excess of revenue over direct operating expenses is neither intended to be a complete presentation of Downey's combined revenue and expenses nor is it expected to be comparable to the proposed future operations of Downey.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     PROPERTY OPERATIONS

     Rental revenue is recognized on a straight-line basis over the term of the respective lease. Repair and maintenance costs are expensed as incurred.

     USE OF ESTIMATES

     The preparation of the combined statements of revenue and direct operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

(3)  RENTAL REVENUE

     The retail properties are leased to tenants under various arrangements classified as operating leases. The leases generally provide for base rent and reimbursement of various expenses such as common area maintenance, real estate taxes and insurance. Certain leases also contain provisions for percentage rents. Percentage rents received were $0, $41,801 and $150,693 for the years ended December 31, 1996, 1995 and 1994, respectively.

     Minimum future rentals (excluding percentage rents and renewal options) on noncancelable leases are as follows for the years ending December 31:

     1997              $  5,579,000
     1998                 5,131,000
     1999                 4,837,000
     2000                 4,351,000
     2001                 3,609,000
     Thereafter          28,574,000
                       ------------
                       $ 52,081,000
                       ============

(4)  MORTGAGE NOTE PAYABLE

     Burnham assumed a mortgage note payable as part of the Downey acquisition. The note payable is collateralized by a first deed of trust on Ontario Village Plaza. The note payable matures July 1998 and bears interest at 9.75%.

(5)  RELATED PARTY TRANSACTIONS

     Included in the accompanying statements of revenue and direct operating expenses are management fees paid to a related party.

                                                                   ATTACHMENT II


                        BURNHAM PACIFIC PROPERTIES, INC.
                    STATEMENT OF ESTIMATED TAXABLE OPERATING
            RESULTS OF THE DOWNEY PORTFOLIO AND ESTIMATED CASH TO BE
                                      MADE
                 AVAILABLE BY OPERATIONS OF THE DOWNEY PORTFOLIO
                            FOR A TWELVE-MONTH PERIOD
                                   (UNAUDITED)


Revenues:                                               (in thousands)
Rents                                                      $ 5,751
Reimbursed Expenses                                          1,203
                                                           -------
      Total                                                  6,954
                                                           -------
Cost and Expenses:
Rental Operating Expenses                                    1,646
Depreciation                                                 1,194
                                                           -------
      Total                                                  2,840
                                                           -------
Estimated Taxable Operating Income                           4,114
Add Back Depreciation                                        1,194
                                                           -------
Estimated Cash to be Made Available by Operations          $ 5,308
                                                           =======

--------------

Note

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of The Downey Portfolio for a period of twelve months based on information provided by the seller of the property and by management's independent review of the leases and other documents and does not purport to reflect actual results for any period.

                                                                  ATTACHMENT III

















                                THE BRE PORTFOLIO

                       Combined Statements of Gross Income
                          and Direct Operating Expenses

                  Years ended December 31, 1996, 1995 and 1994

                   (With Independent Auditors' Report Thereon)

                         REPORT OF INDEPENDENT AUDITORS

To Burnham Pacific Properties, Inc.

We have audited the accompanying combined statements of gross income and direct operating expenses of The Hub, Central Shopping Center, and Santa Fe Springs Plaza (the "BRE Portfolio") for the three years in the period ended December 31, 1996. These combined statements are the responsibility of the BRE Portfolio's management. Our responsibility is to express an opinion on the combined statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the BRE Portfolio's combined gross income and direct operating expenses.

In our opinion, the statements referred to above present fairly, in all material respects, the combined gross income and direct operating expenses described in
Note 2 of the BRE Portfolio for the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.




//Ernst & Young LLP//
San Francisco, California
March 9, 1997

                                The BRE Portfolio
                                    (The Hub,
                            Central Shopping Center,
                           and Santa Fe Springs Plaza)

                       Combined Statements of Gross Income
                          and Direct Operating Expenses

                        For the years ended December 31,



                                      1996         1995          1994
                                  -----------------------------------------
(Amounts in thousands)
GROSS INCOME
        Rental income...........  $     7,252   $     7,434   $     7,159
        Percentage rent.........           86           105           114
        Tenant reimbursements...        2,756         2,789         2,468
        Other income............           28            20            32
                                  -----------------------------------------
                                       10,122        10,348         9,773

DIRECT OPERATING EXPENSES
        Maintenance.............        1,275         1,232         1,264
        Property taxes..........          588           633           655
        Salaries and wages......          196           200           246
        Utilities...............          209           239           216
        Management fees.........          207           223           213
        Insurance...............          249           193           192
        Administrative..........           80            86           195
        Marketing and other.....          356           342           305
                                  -----------------------------------------
                                        3,160         3,148         3,286
                                  -----------------------------------------

TOTAL GROSS INCOME LESS DIRECT
   OPERATING EXPENSES             $     6,962   $     7,200   $     6,487
                                  =========================================


See report of independent auditors and accompanying notes to the combined statements of gross income and direct operating expenses.

                                The BRE Portfolio
                                    (The Hub,
                            Central Shopping Center,
                           and Santa Fe Springs Plaza)

                  Notes to Combined Statements of Gross Income
                          and Direct Operating Expenses

              For the Years Ended December 31, 1996, 1995 and 1994

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

Burnham Pacific Properties, Inc. ("Burnham") is planning to acquire The Hub, Central Shopping Center, and Santa Fe Springs Plaza (the "BRE Portfolio") in early 1997 from an unrelated party. The BRE Portfolio is comprised of approximately 719,307 square feet of retail space located in Fremont, Ventura, and Santa Fe Springs, California, respectively.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated life of the BRE Portfolio are capitalized.

NOTE 2. BASIS OF PRESENTATION

The combined statements of gross income and direct operating expenses exclude the following expenses which are not comparable with those resulting from the proposed future operations of the BRE Portfolio:

-    Depreciation and amortization expense

-    Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the BRE Portfolio after acquisition by Burnham.

Burnham is not aware of any material factors relating to the BRE Portfolio that would cause the reported financial information not to be indicative of future operations.

                                                                   ATTACHMENT IV



                        BURNHAM PACIFIC PROPERTIES, INC.
                    STATEMENT OF ESTIMATED TAXABLE OPERATING
           RESULTS OF THE BRE PORTFOLIO AND ESTIMATED CASH TO BE MADE
                  AVAILABLE BY OPERATIONS OF THE BRE PORTFOLIO
                            FOR A TWELVE-MONTH PERIOD
                                   (UNAUDITED)


Revenues:                                               (in thousands)
Rents                                                      $ 7,366
Reimbursed Expenses                                          2,756
                                                           -------
      Total                                                 10,122
                                                           -------
Cost and Expenses:
Rental Operating Expenses                                    3,160
Depreciation                                                 1,559
                                                           -------
      Total                                                  4,719
                                                           -------
Estimated Taxable Operating Income                           5,403
Add Back Depreciation                                        1,559
                                                           -------

Estimated Cash to be Made Available by Operations          $ 6,962
                                                           =======

--------------

Note

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of The BRE Portfolio for a period of twelve months based on information provided by the seller of the property and by management's independent review of the leases and other documents and does not purport to reflect actual results for any period.

                                                                ATTACHMENT V

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     (Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to such terms in Rider A to this Attachment (V)).

     The accompanying unaudited pro forma condensed consolidated statement of income gives effect to the following transactions as if they had occurred on January 1, 1996; (i) the acquisition of Ladera Shopping Center ("Ladera") (which occurred in July 1996), (ii) the acquisition of Margarita Plaza ("Margarita") (which occurred in December 1996) and the consummation of the other Recent Acquisitions (which were completed after December 31, 1996), (iii) the redemption of the Convertible Debentures (which occurred in 1996), (iv) the consummation of the Offering and the application of the estimated net proceeds therefrom, (v) the sale of interests in five properties (which occurred in 1996) and the application of the proceeds therefrom to repay indebtedness, and (vi) the sale of a 75% joint venture interest in each of Ladera and Margarita (one such sale having occurred in February 1997, while the other such sale is pending) and the application of the estimated proceeds therefrom to repay indebtedness. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the following transactions as if they had occurred on December 31, 1996: (i) the acquisition of Foothill Plaza ("Foothill"), the Downey Portfolio, Crenshaw Imperial Plaza ("Crenshaw") and the BRE Portfolio which acquisitions were completed after December 31, 1996, (ii) the consummation of the Offering and the application of the estimated net proceeds therefrom, and
(iii) the sale of a 75% joint venture interest in each of Ladera and Margarita and the application of the estimated proceeds therefrom to repay indebtedness.

     The pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. In particular, although the Company believes that it is probable that the pending sale of a 75% joint venture interest in Ladera will be consummated, there can be no assurance in that regard. Moreover, the historical financial information for Margarita, Foothill and Crenshaw, three of the Recent Acquisitions, which was used in preparing the pro forma condensed consolidated statement of income was provided by the prior owners of those properties and there can be no assurance as to its accuracy. In addition, because Ladera was acquired by the Company in July 1996, the historical financial information for Ladera which was used in preparing the pro forma condensed consolidated statement of income was prepared by annualizing Ladera's results of operations for the five months ended December 31, 1996 and therefore does not represent Ladera's actual historical results of operations for the year ended December 31, 1996.

        There can be no assurance that the Offering or any other future event referred to in these pro forma statements will actually occur.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                  RECENT                       JOINT VENTURE
                                              HISTORICAL(1)   ACQUISITIONS(2)   OFFERING(3)    FINANCINGS(4)     PRO FORMA
                                              -------------   ---------------   -----------   ----------------   ----------
ASSETS
Real Estate.................................    $ 389,634        $ 137,182       $      --        $(29,854)       $496,962
Less Accumulated Depreciation...............      (48,978)                                                         (48,978)
                                                 --------          -------        --------        --------        --------
Real Estate - Net...........................      340,656          137,182              --         (29,854)        447,984
Investment in Unconsolidated Subsidiaries...                                                         7,464           7,464
Cash and Cash Equivalents...................        4,095                                                            4,095
Receivables - Net...........................        4,860                                                            4,860
Other Assets................................        6,584              254                                           6,838
                                                 --------          -------        --------        --------        --------
    Total...................................    $ 356,195        $ 137,436       $      --        $(22,390)       $471,241
                                                 ========          =======        ========        ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Accounts Payable and Other..................    $   2,655        $      --       $      --              --        $  2,655
Tenant Security Deposits....................          929                                                              929
Notes Payable...............................      105,552           34,380                                         139,932
Credit Facility.............................       72,900          103,035         (64,341)        (22,390)         89,204
                                                 --------          -------        --------        --------        --------
    Total Liabilities.......................      182,036          137,415         (64,341)        (22,390)        232,720
                                                 --------          -------        --------        --------        --------
Minority Interest...........................          434               21              --              --             455
                                                 --------          -------        --------        --------        --------
STOCKHOLDERS' EQUITY:
Common Stock................................      262,340                           64,341                         326,681
Distributions Paid in Excess of Net
  Income....................................      (88,615)                                                         (88,615)
                                                 --------          -------        --------        --------        --------
    Total Stockholders' Equity..............      173,725               --          64,341              --         238,066
                                                 --------          -------        --------        --------        --------
    Total...................................    $ 356,195        $ 137,436       $      --        $(22,390)       $471,241
                                                 ========          =======        ========        ========        ========

---------------
(1) Reflects the historical condensed consolidated balance sheet of the Company as of December 31, 1996.
(2) Reflects the acquisitions of Foothill, the Downey Portfolio, Crenshaw and the BRE Portfolio, which were acquired by the Company after December 31, 1996 for an aggregate investment of approximately $137,182,000. The acquisitions were funded with the assumption of $8,980,000 of mortgage loans and a new $25,400,000 mortgage loan, with the remaining funds provided by borrowings under the Company's Credit Facility, including the Bridge Financing. Margarita was acquired by the Company on December 31, 1996 and is included in the Historical column.
(3) Reflects the estimated net proceeds from the Offering of approximately $64,341,000, assuming a public offering price of $12.50 per share and the application of such estimated net proceeds. The actual net proceeds received in the Offering, as well as the actual number of shares which may be issued, will depend on market conditions at the time, and therefore the number of shares issued may differ, and the price per share will likely differ, from the amounts assumed in the preparation of these pro forma financial statements.
(4) Reflects the Company's sale of a 75% interest in each of Ladera and Margarita for approximately $22,390,000 and the use of the estimated proceeds therefrom to repay borrowings under the Company's Credit Facility.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                               REDEMPTION OF
                                                  RECENT        CONVERTIBLE                REAL ESTATE  JOINT VENTURE
                               HISTORICAL(1)  ACQUISITIONS(2)  DEBENTURES(3)  OFFERING(4)   SALES(5)    FINANCINGS(6)  PRO FORMA
                               -------------  ---------------  -------------  -----------  -----------  -------------  ----------
REVENUES:
Rents.........................  $    46,864       $22,518          $  --        $    --      $(4,417)      $(4,377)    $  60,588
Interest......................          450            11                                                      (19)          442
                                -----------       -------          -----        -------     --------       -------       -------
    Total Revenues............       47,314        22,529             --             --       (4,417)       (4,396)       61,030
                                -----------       -------          -----        -------     --------       -------       -------
COSTS AND EXPENSES:
Interest......................       10,744        12,036           (288)        (4,748)      (1,329)      $(1,652)       14,763
Rental Operating Costs........       12,603         6,325                                     (1,038)       (1,250)       16,640
Provision for Bad Debt........          410                                                                                  410
General and Administrative....        2,415                                                                                2,415
Depreciation and
  Amortization................       11,250         3,570                                       (425)         (664)       13,731
                                -----------       -------          -----        -------     --------       -------       -------
    Total Costs and
      Expenses................       37,422        21,931           (288)        (4,748)      (2,792)       (3,566)       47,959
                                -----------       -------          -----        -------     --------       -------       -------
Income From Operations Before
  Gain on Sales of Real
  Estate, Distribution to
  Minority Interest Holders,
  Income From Unconsolidated
  Subsidiaries and
  Extraordinary Item..........        9,892           598            288          4,748       (1,625)         (830)       13,071
Gain on Sales of Real
  Estate......................        2,298                                                                                2,298
Distribution to Minority
  Interest Holders............          (35)           (2)                                                                   (37)
Income from Unconsolidated
  Subsidiaries................                                                                                 654           654
                                -----------       -------          -----        -------     --------       -------       -------
Net Income Before
  Extraordinary Item..........  $    12,155       $   596          $ 288        $ 4,748      $(1,625)      $  (176)    $  15,986
                                ===========       =======          =====        =======     ========       =======       =======
Net Income Per Share Before
  Extraordinary Item..........  $      0.71                                                                            $    0.71
Weighted Average Number of
  Shares Outstanding..........   17,084,498                                                                            22,584,498

---------------
(1) Reflects the historical condensed consolidated statement of income of the Company for the year ended December 31, 1996, excluding extraordinary items.
(2) Reflects (i) the acquisition of Ladera (which occurred in July 1996) and
    (ii) the acquisition of Margarita (which occurred in December 1996) and the consummation of the other Recent Acquisitions (which were completed after December 31, 1996), as if such transactions had occurred on January 1, 1996. The acquisitions were funded with the assumption of $3,693,000 and $5,287,000 of mortgage indebtedness bearing interest at 9.75% and 8.8% per annum, respectively, and a new $25,400,000 mortgage loan bearing interest at 7.98% per annum, with the remaining funds provided by borrowings under the Company's Credit Facility at an assumed rate of 7.38% per annum (the weighted average interest rate on the Company's Credit Facility at April 1,
    1997). Estimated depreciation and amortization expense is based upon the Company's investment in such properties using asset lives of 30 years.
(3) Reflects the redemption of $25,700,000 aggregate principal amount of the Convertible Debentures, plus payment of accrued interest thereon, using borrowings of $26,000,000 under the Company's Credit Facility based on an assumed interest rate of 7.38% per annum.
(4) Reflects the application of the estimated net proceeds from the Offering to repay borrowings under the Credit Facility (assuming an interest rate of 7.38% per annum on such borrowings).
(5) Reflects the elimination of the operations of the Company's interest in five properties sold during 1996, and the application of the proceeds therefrom to repay indebtedness under the Credit Facility (assuming an interest rate of 7.38%), as if such transactions had occurred on January 1, 1996.
(6) Reflects the Company's sale of a 75% joint venture interest in each of Ladera and Margarita, and the application of the estimated proceeds therefrom to repay indebtedness under the Credit Facility (assuming an interest rate of 7.38%), as if such transactions had occurred on January 1, 1996. The joint venture interest in Margarita was sold during the first quarter of 1997, while the sale of the joint venture interest in Ladera is pending.

                                                                        Rider A


                         DEFINITIONS -- ATTACHMENT (V)

     "BRE Portfolio" means the three retail properties which the Company acquired from BRE Properties, Inc., a real estate investment trust, on April 4, 1997. These properties are Fremont Hub, Central Shopping Center and Santa Fe Springs Plaza.

     "Convertible Debentures" means the Company's 8 1/2 Convertible Debentures due 2002, which the Company redeemed at par ($25,700,000) during November, 1996.

     "Credit Facility" means the $135 million Credit Facility which the Company entered into with Nomura Asset Capital Corporation in November 1996. The Credit Facility is scheduled to mature in November 1998, with a one-year extension option available. Of the total facility, $90 million is secured by mortgages on seven of the Company's properties and carries an interest rate equal to the London Inter Bank Offer Rate ("LIBOR") plus 1.65%, and $45 million is unsecured and carries an interest rate equal to LIBOR plus 1.75%. In order to facilitate the closing of the acquisition of the BRE Portfolio on April 4, 1997, the Company negotiated a temporary increase in its Credit Facility of approximately $70 million (the "Bridge Financing"). Of the total amount, $42 million is secured by mortgages on the three BRE Portfolio properties and $28 million is unsecured. The secured and unsecured portions of the Bridge Financing carry an interest rate equal to LIBOR plus 1.65% and LIBOR plus 2.50%, respectively. The Bridge Financing will mature sixty days from the date of funding and such maturity may be extended for ninety additional days.

     "Downey Portfolio" means the four retail properties in which the Company acquired interests from an affiliate of Downey Savings & Loan, an institutional lender, on January 31, 1997. These properties are Valley Central Shopping Center, Cameron Park Shopping Center, Ontario Village Shopping Center and West Lancaster Plaza.

     "Offering" means a proposed public offering of Common Stock, no par value, of the Company pursuant to the Company's $200 million shelf registration statement. Depending on market conditions, the Company anticipates that it may repay borrowings with approximately $64,300,000 of net proceeds from the sale of approximately 5,500,000 shares of its common Stock at an assumed price per share of $12.50, after costs and expenses.

     "Recent Acquisitions" means the acquisition by the Company of Margarita Plaza on December 31, 1996, the Downey Portfolio on January 31, 1997, Foothill Plaza on February 28, 1997, Crenshaw-Imperial Plaza on April 3, 1997 and the BRE Portfolio on April 4, 1997.